UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346

                         OPPENHEIMER SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
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Media                                                                       7.7%
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Oil & Gas                                                                   7.0
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Capital Markets                                                             6.9
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    5.8
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Aerospace & Defense                                                         5.8
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Industrial Conglomerates                                                    5.7
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Software                                                                    5.7
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Insurance                                                                   5.1
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Tobacco                                                                     4.8
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Pharmaceuticals                                                             4.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
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Exxon Mobil Corp.                                                           7.0%
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Siemens AG, Sponsored ADR                                                   5.7
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UBS AG                                                                      4.9
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Texas Instruments, Inc.                                                     4.9
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Altria Group, Inc.                                                          4.8
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Liberty Global, Inc., Series C                                              4.7
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Capital One Financial Corp.                                                 4.2
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Bank of America Corp.                                                       4.2
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                                       4.2
--------------------------------------------------------------------------------
United Technologies Corp.                                                   3.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                           8 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  Financials                          28.7%
                    Capital Markets                    7.5
                    Insurance                          5.5
                    Consumer Finance                   4.6
                    Diversified Financial Services     4.6
                    Thrifts & Mortgage Finance         3.4
                    Commercial Banks                   3.1
                  Information Technology              13.2
                  Industrials                         12.5
                  Consumer Staples                    10.0
                  Consumer Discretionary               9.4
                  Energy                               8.7
                  Health Care                          6.9
                  Utilities                            6.6
                  Materials                            2.2
                  Telecommunication Services           1.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares (without sales charge) returned 15.20% for the 12-month period ended October 31, 2006. The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.33%, as well as the Russell 1000 Value Index, which returned 21.46% over the same period. Fund performance was hurt by holdings in the information technology and telecommunications sectors. Underperformance in these sectors more than offset outperformance in the healthcare, consumer staples, financial services and energy sectors. Early in the reporting period, investors became concerned about what effects rising interest rates and high energy costs might have on future economic growth. In this environment, many stock prices fell, particularly small-cap stocks. This Fund was somewhat cushioned from those declines as most of its holdings are large-cap stocks. When inflation and economic concerns eased during the summer months, the Fund enjoyed healthier equity returns.

      Most of the Fund's best relative gains were achieved in the health care, consumer staples, financials and energy areas. Within health care, the Fund benefited from its underweight position to managed care providers. Consumer staples stocks also posted strong gains for the Fund. The Fund benefited from our holdings in ConAgra Foods, Inc., the global retail food products firm. Management has effectively created a turnaround story by improving its execution on costs, thereby increasing the company's stock price. The Fund also benefited by having a position in Wal-Mart Stores, Inc., during a period when the stock performed well.

      The financials sector also produced attractive relative returns for the Fund. Here, our holdings in UBS AG, which happens to be one of the Fund's largest holdings, benefited from robust asset gathering in its private wealth business. What's more, the company is positioned to experience a meaningful operating leverage in Europe, where they have invested a great deal of money to create a comprehensive client service infrastructure. Banking firms Bank of America Corp. and Wells Fargo & Co. prospered due to a healthy U.S. economy and low loan default rates in light of the strong labor market. We sold our position in Wells Fargo and took profits.

      Within energy, the Fund benefited from its underweight position to a number of small and medium-sized oil and natural gas companies at a time when falling energy prices hurt stock returns. In addition, our overweight position in Exxon Mobil Corp. also greatly aided performance during the reporting period.


                           10 | OPPENHEIMER VALUE FUND

      On the other hand, virtually all of the Fund's negative performance can be traced to its holdings in two areas: information technology and telecommunications. Within information technology, the Fund's holdings in Take-Two Interactive Software, Inc. hindered performance as investors' concerns mounted over the company's expense management and near-term revenue viability. However, we continue to believe that Take-Two's earnings power is substantial in light of their video game development talent. Novell, Inc. also disappointed during the reporting period, where its transition from its previous operating system, NETWARE, to its new system, OES, has not gone as well as we had hoped. The stock has been punished and our holdings there hurt the Fund's relative performance. Compuware Corp. also detracted from the Fund's relative performance. Two of the company's key non-mainframe products failed to meet our expectations. Consequently, we sold the stock. Hutchinson Technology, Inc., a leading manufacturer of suspension assemblies for hard disk drives, suffered during the reporting period due to a slowdown in PC sales.

      A lot of the Fund's negative performance in the telecommunications area can be attributed to NOT owning AT&T, Inc. and Verizon Communications, Inc., at a time when both companies performed well, and instead choosing to invest in Sprint Nextel Corp. During the reporting period, Sprint came under pressure due to its inability to attract enough subscribers as well a lack of progress addressing "churn," which is defined as a percentage of customers that leave. Generally speaking, when churn levels increase, profitability decreases. We trimmed our position in Sprint during the reporting period, but remain optimistic regarding the company's long-term potential.

      As of the end of the reporting period, the Fund has underweight positions relative to the S&P 500 Index in the health care and energy areas. Conversely, the Fund's most significant relative overweight positions are within the financials and utilities areas.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is mea-sured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance


                           11 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                           12 | OPPENHEIMER VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class A)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer Value Fund
                               (Class A)                 S&P 500 Index
                         ----------------------          -------------
  10/31/1996                    9,425                       10,000
  01/31/1997                   10,427                       11,200
  04/30/1997                   10,432                       11,471
  07/31/1997                   12,310                       13,725
  10/31/1997                   12,027                       13,210
  01/31/1998                   12,200                       14,213
  04/30/1998                   13,743                       16,182
  07/31/1998                   12,902                       16,375
  10/31/1998                   12,297                       16,118
  01/31/1999                   13,669                       18,834
  04/30/1999                   13,779                       19,714
  07/31/1999                   13,545                       19,683
  10/31/1999                   12,739                       20,254
  01/31/2000                   11,985                       20,782
  04/30/2000                   12,902                       21,709
  07/31/2000                   12,618                       21,447
  10/31/2000                   12,407                       21,485
  01/31/2001                   13,485                       20,595
  04/30/2001                   13,205                       18,894
  07/31/2001                   13,374                       18,376
  10/31/2001                   11,713                       16,138
  01/31/2002                   12,847                       17,272
  04/30/2002                   12,862                       16,511
  07/31/2002                   10,846                       14,036
  10/31/2002                   10,875                       13,701
  01/31/2003                   11,113                       13,298
  04/30/2003                   11,460                       14,314
  07/31/2003                   12,816                       15,529
  10/31/2003                   13,613                       16,549
  01/31/2004                   15,368                       17,892
  04/30/2004                   14,821                       17,587
  07/31/2004                   14,895                       17,573
  10/31/2004                   15,634                       18,107
  01/31/2005                   17,065                       19,005
  04/30/2005                   16,870                       18,701
  07/31/2005                   18,046                       20,041
  10/31/2005                   17,821                       19,685
  01/31/2006                   18,940                       20,977
  04/30/2006                   19,460                       21,581
  07/31/2006                   19,011                       21,118
  10/31/2006                   20,531                       22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year   8.58%    5-Year 10.56%    10-Year 7.46%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           13 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class B)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer Value Fund
                               (Class B)                 S&P 500 Index
                         ----------------------          -------------
  10/31/1996                    10,000                       10,000
  01/31/1997                    11,038                       11,200
  04/30/1997                    11,016                       11,471
  07/31/1997                    12,982                       13,725
  10/31/1997                    12,661                       13,210
  01/31/1998                    12,814                       14,213
  04/30/1998                    14,407                       16,182
  07/31/1998                    13,507                       16,375
  10/31/1998                    12,847                       16,118
  01/31/1999                    14,251                       18,834
  04/30/1999                    14,341                       19,714
  07/31/1999                    14,065                       19,683
  10/31/1999                    13,205                       20,254
  01/31/2000                    12,404                       20,782
  04/30/2000                    13,328                       21,709
  07/31/2000                    13,005                       21,447
  10/31/2000                    12,772                       21,485
  01/31/2001                    13,852                       20,595
  04/30/2001                    13,544                       18,894
  07/31/2001                    13,687                       18,376
  10/31/2001                    11,963                       16,138
  01/31/2002                    13,099                       17,272
  04/30/2002                    13,092                       16,511
  07/31/2002                    11,014                       14,036
  10/31/2002                    11,025                       13,701
  01/31/2003                    11,266                       13,298
  04/30/2003                    11,618                       14,314
  07/31/2003                    12,993                       15,529
  10/31/2003                    13,801                       16,549
  01/31/2004                    15,580                       17,892
  04/30/2004                    15,026                       17,587
  07/31/2004                    15,101                       17,573
  10/31/2004                    15,850                       18,107
  01/31/2005                    17,301                       19,005
  04/30/2005                    17,103                       18,701
  07/31/2005                    18,295                       20,041
  10/31/2005                    18,068                       19,685
  01/31/2006                    19,202                       20,977
  04/30/2006                    19,729                       21,581
  07/31/2006                    19,274                       21,118
  10/31/2006                    20,814                       22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year   9.19%    5-Year 10.66%   10-Year 7.61%


                           14 | OPPENHEIMER VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class C)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer Value Fund
                               (Class C)                 S&P 500 Index
                         ----------------------          -------------
 10/31/1996                     10,000                       10,000
  01/31/1997                    11,039                       11,200
  04/30/1997                    11,017                       11,471
  07/31/1997                    12,982                       13,725
  10/31/1997                    12,664                       13,210
  01/31/1998                    12,822                       14,213
  04/30/1998                    14,415                       16,182
  07/31/1998                    13,511                       16,375
  10/31/1998                    12,850                       16,118
  01/31/1999                    14,250                       18,834
  04/30/1999                    14,348                       19,714
  07/31/1999                    14,069                       19,683
  10/31/1999                    13,212                       20,254
  01/31/2000                    12,407                       20,782
  04/30/2000                    13,336                       21,709
  07/31/2000                    13,016                       21,447
  10/31/2000                    12,780                       21,485
  01/31/2001                    13,859                       20,595
  04/30/2001                    13,546                       18,894
  07/31/2001                    13,691                       18,376
  10/31/2001                    11,965                       16,138
  01/31/2002                    13,103                       17,272
  04/30/2002                    13,095                       16,511
  07/31/2002                    11,018                       14,036
  10/31/2002                    11,026                       13,701
  01/31/2003                    11,240                       13,298
  04/30/2003                    11,576                       14,314
  07/31/2003                    12,912                       15,529
  10/31/2003                    13,691                       16,549
  01/31/2004                    15,417                       17,892
  04/30/2004                    14,844                       17,587
  07/31/2004                    14,882                       17,573
  10/31/2004                    15,585                       18,107
  01/31/2005                    16,985                       19,005
  04/30/2005                    16,762                       18,701
  07/31/2005                    17,894                       20,041
  10/31/2005                    17,632                       19,685
  01/31/2006                    18,704                       20,977
  04/30/2006                    19,179                       21,581
  07/31/2006                    18,704                       21,118
  10/31/2006                    20,155                       22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year   13.31%   5-Year 10.99%   10-Year 7.26%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           15 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class N)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer Value Fund
                               (Class N)                 S&P 500 Index
                         ----------------------          -------------
   03/01/2001                   $10,000                     $10,000
   04/30/2001                   $ 9,928                     $10,094
   07/31/2001                   $10,050                     $ 9,817
   10/31/2001                   $ 8,794                     $ 8,621
   01/31/2002                   $ 9,635                     $ 9,227
   04/30/2002                   $ 9,640                     $ 8,821
   07/31/2002                   $ 8,126                     $ 7,499
   10/31/2002                   $ 8,143                     $ 7,320
   01/31/2003                   $ 8,307                     $ 7,104
   04/30/2003                   $ 8,563                     $ 7,647
   07/31/2003                   $ 9,564                     $ 8,296
   10/31/2003                   $10,154                     $ 8,841
   01/31/2004                   $11,453                     $ 9,559
   04/30/2004                   $11,034                     $ 9,396
   07/31/2004                   $11,079                     $ 9,388
   10/31/2004                   $11,615                     $ 9,674
   01/31/2005                   $12,667                     $10,154
   04/30/2005                   $12,514                     $ 9,991
   07/31/2005                   $13,379                     $10,707
   10/31/2005                   $13,203                     $10,517
   01/31/2006                   $14,022                     $11,207
   04/30/2006                   $14,389                     $11,530
   07/31/2006                   $14,046                     $11,282
   10/31/2006                   $15,148                     $12,234

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year   13.73%   5-Year 11.49%   Since Inception (3/1/01) 7.60%


                           16 | OPPENHEIMER VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class Y)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer Value Fund
                                (Class Y)                S&P 500 Index
                         ----------------------          -------------
   12/16/1996                   $10,000                     $10,000
   01/31/1997                   $10,699                     $10,624
   04/30/1997                   $10,693                     $10,881
   07/31/1997                   $12,637                     $13,019
   10/31/1997                   $12,362                     $12,531
   01/31/1998                   $12,552                     $13,482
   04/30/1998                   $14,145                     $15,349
   07/31/1998                   $13,292                     $15,532
   10/31/1998                   $12,687                     $15,289
   01/31/1999                   $14,111                     $17,866
   04/30/1999                   $14,238                     $18,700
   07/31/1999                   $13,984                     $18,670
   10/31/1999                   $13,170                     $19,212
   01/31/2000                   $12,392                     $19,713
   04/30/2000                   $13,355                     $20,593
   07/31/2000                   $13,062                     $20,344
   10/31/2000                   $12,851                     $20,380
   01/31/2001                   $13,980                     $19,536
   04/30/2001                   $13,709                     $17,923
   07/31/2001                   $13,905                     $17,431
   10/31/2001                   $12,196                     $15,308
   01/31/2002                   $13,387                     $16,383
   04/30/2002                   $13,409                     $15,661
   07/31/2002                   $11,321                     $13,314
   10/31/2002                   $11,321                     $12,997
   01/31/2003                   $11,557                     $12,614
   04/30/2003                   $11,981                     $13,578
   07/31/2003                   $13,391                     $14,730
   10/31/2003                   $14,240                     $15,698
   01/31/2004                   $16,090                     $16,972
   04/30/2004                   $15,541                     $16,683
   07/31/2004                   $15,633                     $16,669
   10/31/2004                   $16,418                     $17,176
   01/31/2005                   $17,942                     $18,028
   04/30/2005                   $17,756                     $17,739
   07/31/2005                   $19,003                     $19,010
   10/31/2005                   $18,779                     $18,673
   01/31/2006                   $19,976                     $19,898
   04/30/2006                   $20,539                     $20,472
   07/31/2006                   $20,082                     $20,032
   10/31/2006                   $21,705                     $21,721

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/06

1-Year   15.58%   5-Year 12.22%   Since Inception (12/16/96) 8.16%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           17 | OPPENHEIMER VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                           18 | OPPENHEIMER VALUE FUND

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           19 | OPPENHEIMER VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                           20 | OPPENHEIMER VALUE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                              BEGINNING        ENDING          EXPENSES
                              ACCOUNT          ACCOUNT         PAID DURING
                              VALUE            VALUE           6 MONTHS ENDED
                              (5/1/06)         (10/31/06)      OCTOBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,055.00       $4.78
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,020.57        4.70
--------------------------------------------------------------------------------
Class B Actual                 1,000.00         1,050.60        9.29
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,016.18        9.14
--------------------------------------------------------------------------------
Class C Actual                 1,000.00         1,050.90        8.82
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,016.64        8.68
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,052.70        7.06
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,018.35        6.94
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,056.80        2.86
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,022.43        2.81

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended October 31, 2006 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A            0.92%
-----------------------------
Class B            1.79
-----------------------------
Class C            1.70
-----------------------------
Class N            1.36
-----------------------------
Class Y            0.55

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                           21 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------
                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--92.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.7%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Wyndham
Worldwide Corp. 1                                    364,948      $   10,765,966
--------------------------------------------------------------------------------
MEDIA--7.7%
Liberty Global, Inc.,
Series A 1                                         1,275,077          33,458,020
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                         4,135,308         105,160,882
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                            1,608,200          33,530,970
                                                                  --------------
                                                                     172,149,872

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.5%
Office Depot, Inc. 1                                 243,000          10,203,570
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.4%
CVS Corp.                                            712,950          22,372,371
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                181,783           8,958,266
                                                                  --------------
                                                                      31,330,637

--------------------------------------------------------------------------------
FOOD PRODUCTS--3.0%
ConAgra Foods, Inc.                                2,548,000          66,630,200
--------------------------------------------------------------------------------
TOBACCO--4.8%
Altria Group, Inc.                                 1,329,300         108,111,969
--------------------------------------------------------------------------------
ENERGY--8.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.0%
Schlumberger Ltd.                                    362,000          22,834,960
--------------------------------------------------------------------------------
OIL & GAS--7.0%
Exxon Mobil Corp.                                  2,172,400         155,152,808
--------------------------------------------------------------------------------
FINANCIALS--26.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.9%
E*TRADE
Financial Corp. 1                                  1,954,171          45,493,101
--------------------------------------------------------------------------------
UBS AG                                             1,829,450         109,474,288
                                                                  --------------
                                                                     154,967,389

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
Wachovia Corp.                                     1,153,500          64,019,250
--------------------------------------------------------------------------------
CONSUMER FINANCE--4.3%
Capital One
Financial Corp.                                    1,195,100          94,807,283

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
Bank of America
Corp.                                              1,756,578      $   94,626,857
--------------------------------------------------------------------------------
INSURANCE--5.1%
Everest Re Group Ltd.                                944,900          93,715,182
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                        685,570          20,471,120
                                                                  --------------
                                                                     114,186,302

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.1%
Countrywide
Financial Corp.                                      601,340          22,923,081
--------------------------------------------------------------------------------
Freddie Mac                                          668,070          46,090,149
                                                                  --------------
                                                                      69,013,230

--------------------------------------------------------------------------------
HEALTH CARE--6.3%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.0%
WellPoint, Inc. 1                                    583,280          44,515,930
--------------------------------------------------------------------------------
PHARMACEUTICALS--4.3%
Abbott Laboratories                                  673,200          31,983,732
--------------------------------------------------------------------------------
Pfizer, Inc.                                       1,319,300          35,159,345
--------------------------------------------------------------------------------
Sanofi-Aventis
SA, ADR                                              705,955          30,137,219
                                                                  --------------
                                                                      97,280,296

--------------------------------------------------------------------------------
INDUSTRIALS--11.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--5.8%
Rockwell Collins, Inc.                               782,100          45,424,368
--------------------------------------------------------------------------------
United
Technologies Corp.                                 1,261,900          82,932,068
                                                                  --------------
                                                                     128,356,436

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.7%
Siemens AG,
Sponsored ADR                                      1,427,700         128,221,737
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.1%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.6%
Hutchinson
Technology, Inc. 1                                   564,900          13,077,435
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.8%
ASML Holding NV 1                                    984,200          22,479,128


                           22 | OPPENHEIMER VALUE FUND

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Texas
Instruments, Inc.                                  3,586,958      $  108,254,392
                                                                  --------------
                                                                     130,733,520

--------------------------------------------------------------------------------
SOFTWARE--5.7%
Microsoft Corp.                                    1,170,860          33,615,391
--------------------------------------------------------------------------------
Novell, Inc. 1                                     4,030,034          24,180,204
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                   1,675,457          37,714,537
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                   2,258,125          31,591,169
                                                                  --------------
                                                                     127,101,301

--------------------------------------------------------------------------------
MATERIALS--2.1%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Praxair, Inc.                                        347,680          20,947,720
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.1%
Martin Marietta
Materials, Inc.                                       94,900           8,351,200
--------------------------------------------------------------------------------
Vulcan Materials Co.                                 206,800          16,850,064
                                                                  --------------
                                                                      25,201,264

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
IDT Corp., Cl. B 1                                 1,069,303          13,890,246
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Sprint Nextel Corp.                                1,185,490          22,156,808
--------------------------------------------------------------------------------
UTILITIES--6.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Entergy Corp.                                        132,400          11,363,892
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                               795,130          10,082,248
                                                                  --------------
                                                                      21,446,140

--------------------------------------------------------------------------------
ENERGY TRADERS--2.0%
AES Corp. (The) 1                                  2,045,880          44,988,901
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--3.1%
CMS Energy Corp. 1                                 1,527,800          22,748,942
--------------------------------------------------------------------------------
PG&E Corp.                                           539,230          23,262,382

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER Continued
Sempra Energy                                        436,930      $   23,174,769
                                                                  --------------
                                                                      69,186,093
                                                                  --------------

Total Common Stocks
(Cost $1,816,103,327)                                              2,055,904,120

--------------------------------------------------------------------------------
MONEY MARKET FUND--5.1%
--------------------------------------------------------------------------------
Oppenheimer
Institutional Money
Market Fund, Cl. E, 5.23% 2,3
(Cost $112,899,057)                              112,899,057         112,899,057

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $1,929,002,384)                                   97.2%      2,168,803,177
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                       2.8          62,150,089
                                                 -------------------------------
NET ASSETS                                             100.0%     $2,230,953,266
                                                 ===============================


                           23 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of October 31, 2006.

3. Represents ownership of an affiliated fund, at or during the period ended October 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                  SHARES          GROSS          GROSS              SHARES
                                        OCTOBER 31, 2005      ADDITIONS     REDUCTIONS    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.23%*                      --    302,152,902    189,253,845         112,899,057

                                                                                 VALUE             DIVIDEND
                                                                            SEE NOTE 1               INCOME
----------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.23%*                                          $112,899,057            $582,952

* The Money Market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           24 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--
see accompanying statement of investments:
Unaffiliated companies (cost $1,816,103,327)                     $ 2,055,904,120
Affiliated companies (cost $112,899,057)                             112,899,057
                                                                 ---------------
                                                                   2,168,803,177
--------------------------------------------------------------------------------
Cash                                                                     118,273
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      87,165,542
Shares of capital stock sold                                           5,205,994
Dividends                                                              1,933,759
Other                                                                     27,260
                                                                 ---------------
Total assets                                                       2,263,254,005

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 28,194,823
Shares of capital stock redeemed                                       3,127,317
Distribution and service plan fees                                       369,195
Transfer and shareholder servicing agent fees                            316,329
Directors' compensation                                                  143,412
Shareholder communications                                                94,674
Other                                                                     54,989
                                                                 ---------------
Total liabilities                                                     32,300,739

--------------------------------------------------------------------------------
NET ASSETS                                                       $ 2,230,953,266
                                                                 ===============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                             $        85,893
--------------------------------------------------------------------------------
Additional paid-in capital                                         1,906,032,197
--------------------------------------------------------------------------------
Accumulated net investment income                                     12,781,028
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                          72,253,355
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           239,800,793
                                                                 ---------------
NET ASSETS                                                       $ 2,230,953,266
                                                                 ===============


                           25 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,282,691,644 and 49,189,415 shares of capital
stock outstanding)                                                       $ 26.08
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                       $ 27.67
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $147,033,752 and 5,805,086 shares of
capital stock outstanding)                                               $ 25.33
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $247,730,492 and 9,909,637 shares of
capital stock outstanding)                                               $ 25.00
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,587,684 and 4,795,698 shares of capital
stock outstanding)                                                       $ 25.56
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $430,909,694 and 16,193,220 shares of
capital stock outstanding)                                               $ 26.61

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           26 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding
  taxes of $561,845)                                             $   30,865,997
Affiliated companies                                                    582,952
--------------------------------------------------------------------------------
Interest                                                              3,500,499
--------------------------------------------------------------------------------
Other income                                                             25,613
                                                                 ---------------
Total investment income                                              34,975,061

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       8,630,257
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,590,785
Class B                                                               1,360,272
Class C                                                               2,118,114
Class N                                                                 519,811
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,797,837
Class B                                                                 377,274
Class C                                                                 429,041
Class N                                                                 349,357
Class Y                                                                 220,389
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 200,585
Class B                                                                  56,288
Class C                                                                  45,149
Class N                                                                   7,649
--------------------------------------------------------------------------------
Directors' compensation                                                  94,766
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                              11,999
--------------------------------------------------------------------------------
Other                                                                    78,647
                                                                 ---------------
Total expenses                                                       18,903,220
Less reduction to custodian expenses                                     (1,564)
Less waivers and reimbursements of expenses                             (39,639)
                                                                 ---------------
Net expenses                                                         18,862,017

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                16,113,044

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                     84,152,807
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                154,457,168

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  254,723,019
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           27 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                      2006             2005
--------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------
Net investment income                                            $    16,113,044   $    6,154,255
--------------------------------------------------------------------------------------------------
Net realized gain                                                     84,152,807       70,292,725
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                154,457,168       20,234,425
                                                                 ---------------------------------
Net increase in net assets resulting from operations                 254,723,019       96,681,405

--------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                               (6,280,289)      (2,034,104)
Class B                                                                       --               --
Class C                                                                 (257,682)              --
Class N                                                                 (403,059)         (98,987)
Class Y                                                               (1,646,648)        (289,396)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (37,624,988)      (3,563,988)
Class B                                                               (5,717,096)        (799,560)
Class C                                                               (7,961,584)        (788,223)
Class N                                                               (3,484,148)        (319,960)
Class Y                                                               (7,335,784)        (289,411)
--------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  stock transactions:
Class A                                                              339,532,658      401,024,642
Class B                                                                7,356,215       30,568,616
Class C                                                               56,840,156       80,170,490
Class N                                                               35,703,304       38,290,520
Class Y                                                              256,201,657      103,772,486

--------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------
Total increase                                                       879,645,731      742,324,530
--------------------------------------------------------------------------------------------------
Beginning of period                                                1,351,307,535      608,983,005
                                                                 ---------------------------------

End of period (including accumulated net investment income
  of $12,781,028 and $5,255,662, respectively)                   $ 2,230,953,266   $1,351,307,535
                                                                 =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           28 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                       2006             2005          2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     23.79       $    21.15     $   18.46       $   14.78       $   15.93
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .25 1            .19 1         .13 1           .04             .07
Net realized and unrealized gain (loss)                  3.24             2.75          2.61            3.67           (1.21)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         3.49             2.94          2.74            3.71           (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.17)            (.11)         (.05)           (.03)           (.01)
Distributions from net realized gain                    (1.03)            (.19)           --              --              --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (1.20)            (.30)         (.05)           (.03)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     26.08       $    23.79     $   21.15       $   18.46       $   14.78
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      15.20%           13.99%        14.85%          25.18%          (7.15)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,282,691       $  835,793     $ 378,785       $ 215,019       $ 141,563
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,052,054       $  600,426     $ 303,560       $ 166,143       $ 166,319
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.03%            0.83%         0.66%           0.37%           0.38%
Total expenses                                           0.93% 4,5        0.99% 4       1.07% 4,6       1.22% 4,6       1.22% 4,6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   101%              72%           85%            117%            150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2006       0.93%

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           29 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED OCTOBER 31,                       2006             2005          2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     23.17       $    20.68     $   18.18       $   14.64       $   15.89
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .04 1           (.01) 1       (.05) 1         (.06)           (.10)
Net realized and unrealized gain (loss)                  3.15             2.69          2.55            3.60           (1.15)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         3.19             2.68          2.50            3.54           (1.25)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --               --            --              --              --
Distributions from net realized gain                    (1.03)            (.19)           --              --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (1.03)            (.19)           --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     25.33       $    23.17     $   20.68       $   18.18       $   14.64
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.19%           13.02%        13.75%          24.18%          (7.87)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   147,034       $  127,258     $  85,683       $  60,858       $  47,323
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   136,256       $  109,545     $  77,341       $  51,476       $  56,200
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.19%           (0.03)%       (0.24)%         (0.44)%         (0.40)%
Total expenses                                           1.81% 4          1.87%         1.98%           2.14%           2.01%
Expenses after payments and waivers
and reduction to custodian expenses                      1.81%            1.87%         1.98%           2.05%           2.01%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   101%              72%           85%            117%            150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2006       1.81%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           30 | OPPENHEIMER VALUE FUND

CLASS C     YEAR ENDED OCTOBER 31,                       2006             2005          2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     22.89       $    20.41     $   17.93       $   14.44       $   15.67
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .06 1            .01 1        (.03) 1          .03            (.01)
Net realized and unrealized gain (loss)                  3.11             2.66          2.51            3.46           (1.22)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         3.17             2.67          2.48            3.49           (1.23)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.03)              --            --              --              --
Distributions from net realized gain                    (1.03)            (.19)           --              --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (1.06)            (.19)           --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     25.00       $    22.89     $   20.41       $   17.93       $   14.44
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.31%           13.14%        13.83%          24.17%          (7.85)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   247,730       $  170,710     $  79,501       $  32,625       $  13,466
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   212,087       $  124,605     $  61,387       $  21,366       $  12,977
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.25%            0.04%        (0.17)%         (0.49)%         (0.41)%
Total expenses                                           1.72% 4          1.77%         1.89%           2.07%           2.00%
Expenses after payments and waivers
and reduction to custodian expenses                      1.71%            1.77%         1.89%           2.07%           2.00%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   101%              72%           85%            117%            150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2006       1.72%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           31 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED OCTOBER 31,                       2006             2005          2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     23.38       $    20.80     $   18.25       $   14.68       $   15.90
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .16 1            .11 1         .06 1           .03             .05
Net realized and unrealized gain (loss)                  3.17             2.72          2.56            3.59           (1.22)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         3.33             2.83          2.62            3.62           (1.17)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.12)            (.06)         (.07)           (.05)           (.05)
Distributions from net realized gain                    (1.03)            (.19)           --              --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (1.15)            (.25)         (.07)           (.05)           (.05)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     25.56       $    23.38     $   20.80       $   18.25       $   14.68
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.73%           13.68%        14.39%          24.70%          (7.41)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   122,588       $   76,058     $  33,100       $   7,417       $   1,201
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   104,142       $   53,166     $  23,344       $   3,275       $     508
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.66%            0.50%         0.28%          (0.03)%          0.00%
Total expenses                                           1.33% 4          1.30%         1.45%           1.61%           1.49%
Expenses after payments and waivers
and reduction to custodian expenses                      1.31%            1.30%         1.45%           1.55%           1.49%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   101%              72%           85%            117%            150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2006       1.33%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           32 | OPPENHEIMER VALUE FUND

CLASS Y    YEAR ENDED OCTOBER 31,                        2006             2005          2004            2003            2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     24.23       $    21.54     $   18.79       $   14.96       $   16.20
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 1                            .33              .26           .24           (1.86)            .06
Net realized and unrealized gain (loss)                  3.31             2.81          2.62            5.71 1         (1.21) 1
                                                  -----------------------------------------------------------------------------
Total from investment operations                         3.64             3.07          2.86            3.85           (1.15)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.23)            (.19)         (.11)           (.02)           (.09)
Distributions from net realized gain                    (1.03)            (.19)           --              --              --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (1.26)            (.38)         (.11)           (.02)           (.09)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     26.61       $    24.23     $   21.54       $   18.79       $   14.96
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      15.58%           14.38%        15.30%          25.78%          (7.18)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   430,910       $  141,489     $  31,914       $   2,617       $   1,074
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   287,929       $   83,000     $   8,398       $   1,558       $     955
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.32%            1.10%         1.17%           0.76%           0.33%
Total expenses                                           0.57% 4          0.70%         0.61%           1.19%           3.77%
Expenses after payments and waivers
and reduction to custodian expenses                      0.57%            0.70%         0.61%           0.80%           1.23%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   101%              72%           85%            117%            150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

         Year Ended October 31, 2006       0.57%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           33 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities


                           34 | OPPENHEIMER VALUE FUND
or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. Included in the net earnings received from IMMF is a 0.10% management fee paid to the Manager by IMMF. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                           35 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
      UNDISTRIBUTED   UNDISTRIBUTED         ACCUMULATED   OTHER INVESTMENTS
      NET INVESTMENT      LONG-TERM                LOSS  FOR FEDERAL INCOME
      INCOME                   GAIN  CARRYFORWARD 1,2,3        TAX PURPOSES
      ---------------------------------------------------------------------
      $ 37,181,308     $ 50,764,189           $ 237,010       $ 237,267,612

1. The Fund had $237,010 of straddle losses which were deferred.

2. During the fiscal year ended October 31, 2006, the Fund utilized $444,391 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2005, the Fund utilized $1,620,254 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                             REDUCTION TO
                          ACCUMULATED NET
      INCREASE TO        REALIZED GAIN ON
      PAID-IN CAPITAL       INVESTMENTS 4
      -----------------------------------
      $ 11,115,865           $ 11,115,865

4. $10,671,474, including $7,220,783 of long-term capital gain, was distributed in connection with Fund share redemptions.


                           36 | OPPENHEIMER VALUE FUND

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                        YEAR ENDED        YEAR ENDED
                                  OCTOBER 31, 2006  OCTOBER 31, 2005
     ---------------------------------------------------------------
     Distributions paid from:
     Ordinary income                $   30,485,063    $    2,422,487
     Long-term capital gain             40,226,215         5,761,142
                                    --------------------------------
     Total                          $   70,711,278    $    8,183,629
                                    ================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities  $ 1,931,535,565
                                     ===============
     Gross unrealized appreciation   $   265,918,677
     Gross unrealized depreciation       (28,651,065)
                                     ---------------
     Net unrealized appreciation     $   237,267,612
                                     ===============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2006, the Fund's projected benefit obligations were increased by $59,502 and payments of $7,245 were made to retired directors, resulting in an accumulated liability of $115,345 as of October 31, 2006.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.


                           37 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           38 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                             YEAR ENDED OCTOBER 31, 2006      YEAR ENDED OCTOBER 31, 2005
                                 SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                         23,919,621   $  579,171,413     21,899,954   $   510,001,541
Dividends and/or
distributions reinvested      1,598,871       37,701,387        224,061         5,016,717
Redeemed                    (11,459,357)    (277,340,142)    (4,906,749)     (113,993,616)
                           ---------------------------------------------------------------
Net increase                 14,059,135   $  339,532,658     17,217,266   $   401,024,642
                           ===============================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                          2,381,194   $   56,210,847      2,699,016   $    61,263,523
Dividends and/or
distributions reinvested        229,580        5,300,995         33,852           744,025
Redeemed                     (2,297,903)     (54,155,627)    (1,384,112)      (31,438,932)
                           ---------------------------------------------------------------
Net increase                    312,871   $    7,356,215      1,348,756   $    30,568,616
                           ===============================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                          4,078,571   $   94,942,821      4,592,560   $   103,383,454
Dividends and/or
distributions reinvested        287,974        6,557,164         31,946           693,237
Redeemed                     (1,913,350)     (44,659,829)    (1,062,520)      (23,906,201)
                           ---------------------------------------------------------------
Net increase                  2,453,195   $   56,840,156      3,561,986   $    80,170,490
                           ===============================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                          3,285,579   $   77,644,333      2,243,821   $    51,659,803
Dividends and/or
distributions reinvested        158,150        3,669,069         18,560           409,435
Redeemed                     (1,901,403)     (45,610,098)      (600,186)      (13,778,718)
                           ---------------------------------------------------------------
Net increase                  1,542,326   $   35,703,304      1,662,195   $    38,290,520
                           ===============================================================

------------------------------------------------------------------------------------------
CLASS Y
Sold                         13,353,906   $  330,058,444      5,325,506   $   127,221,723
Dividends and/or
distributions reinvested        366,523        8,792,882         25,451           578,749
Redeemed                     (3,366,592)     (82,649,669)      (992,963)      (24,027,986)
                           ---------------------------------------------------------------
Net increase                 10,353,837   $  256,201,657      4,357,994   $   103,772,486
                           ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2006, were as follows:

                                             PURCHASES             SALES
         ---------------------------------------------------------------
         Investment securities         $ 2,349,110,211   $ 1,724,648,799


                           39 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

            FEE SCHEDULE
            -------------------------------------
            Up to $300 million             0.625%
            Next $100 million              0.500
            Over $400 million              0.450

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2006, the Fund paid $3,047,950 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service


                           40 | OPPENHEIMER VALUE FUND
fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B, Class C and Class N shares were $3,027,643, $2,183,475 and $1,031,928, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                       CLASS A        CLASS B        CLASS C        CLASS N
                        CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                      FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED          DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------------------
October 31, 2006      $ 958,911        $ 8,741      $ 242,480       $ 47,747       $ 39,201

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2006, OFS waived $28,232 for Class N shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2006, the Manager waived $11,407 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpre-tation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard


                           41 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS Continued

establishes a single authoritative definition of fair value, sets out a framework for mea-suring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                           42 | OPPENHEIMER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund (a portfolio of the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 12, 2006


                           43 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6654 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 5, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions should be multiplied by 57.89% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $30,937,790 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2006, $1,620,253 or 18.87% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $27,810,626 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           44 | OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                           45 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE             TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE
                                         FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                              THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S.
DIRECTORS                                TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH DIRECTOR
                                         SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                         RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                      Director of American Commercial Lines (barge company) (since
Chairman of the Board of                 January 2005); Attorney at Hogan & Hartson (law firm) (since
Directors (since 2003) and               June 1993); Director of Covanta Holding Corp. (waste-to-energy
Director (since 1996)                    company) (since 2002); Director of Weyerhaeuser Corp.
Age: 76                                  (1999-April 2004); Director of Caterpillar, Inc.
                                         (1993-December 2002); Director of ConAgra Foods (1993-2001);
                                         Director of Texas Instruments (1993- 2001); Director of FMC
                                         Corporation (1993-2001). Oversees 45 portfolios in the
                                         OppenheimerFunds complex.

MATTHEW P. FINK,                         Trustee of the Committee for Economic Development (policy
Director (since 2005)                    research foundation) (since 2005); Director of ICI Education
Age: 65                                  Foundation (education foundation) (October 1991-August 2006);
                                         President of the Investment Company Institute (trade
                                         association) (October 1991-June 2004); Director of ICI Mutual
                                         Insurance Company (insurance company) (October 1991-June
                                         2004). Oversees 45 portfolios in the OppenheimerFunds
                                         complex.

ROBERT G. GALLI,                         A director or trustee of other Oppenheimer funds. Oversees 55
Director (since 1996)                    portfolios in the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,                    Distinguished Presidential Fellow for International Affairs
Director (since 1999)                    (since 2002) and Member (since 1979) of the National Academy
Age: 68                                  of Sciences; Council on Foreign Relations (since 2002);
                                         Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                                         Foundation (since 2001); Chair of Science Initiative Group
                                         (since 1999); Member of the American Philosophical Society
                                         (since 1996); Trustee of Woodward Academy (since 1983);
                                         Foreign Associate of Third World Academy of Sciences; Director
                                         of the Institute for Advanced Study (1991-2004); Director of
                                         Bankers Trust New York Corporation (1994-1999); Provost at
                                         Duke University (1983-1991). Oversees 45 portfolios in the
                                         OppenheimerFunds complex.

MARY F. MILLER,                          Trustee of the American Symphony Orchestra (not-for-profit)
Director (since 2004)                    (since October 1998); and Senior Vice President and General
Age: 64                                  Auditor of American Express Company (financial services
                                         company) (July 1998-February 2003). Oversees 45 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                          Director of Columbia Equity Financial Corp. (privately-held
Director (since 2002)                    financial adviser) (since 2002); Managing Director of Carmona
Age: 54                                  Motley, Inc. (privately-held financial adviser) (since January
                                         2002); Managing Director of Carmona Motley Hoffman Inc.
                                         (privately-held financial adviser) (January 1998-December
                                         2001); Member of the Finance and Budget Committee of the
                                         Council on Foreign Relations, the Investment Committee of the
                                         Episcopal Church of America, the Investment Committee and
                                         Board of Human Rights Watch and the Investment Committee of
                                         Historic Hudson Valley. Oversees 45 portfolios in the
                                         OppenheimerFunds complex.

KENNETH A. RANDALL,                      Director of Dominion Resources, Inc. (electric utility holding
Director (since 1995)                    company) (February 1972-October 2005); Former Director of
Age: 79                                  Prime Retail, Inc. (real estate investment trust), Dominion
                                         Energy Inc. (electric power and oil & gas producer), Lumber-
                                         man's Mutual Casualty Company, American Motorists Insurance
                                         Company and American Manufacturers Mutual Insurance Company;
                                         Former President and Chief


                           46 | OPPENHEIMER VALUE FUND

KENNETH A. RANDALL,                      Executive Officer of The Conference Board, Inc. (international
Continued                                economic and business research). Oversees 45 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,                Chairman of The Directorship Search Group, Inc. (corporate
Director (since 1996)                    governance consulting and executive recruiting) (since
Age: 75                                  1993); Life Trustee of International House (non-profit
                                         educational organization); Founder, Chairman and Chief
                                         Executive Officer of Russell Reynolds Associates, Inc.
                                         (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt.
                                         Strategic Air Command, U.S. Air Force (1954-1958). Oversees 45
                                         portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                        Director of the following medical device companies: Medintec
Director (since 2005)                    (since 1992) and Cathco (since 1996); Director of Lakes
Age: 65                                  Environmental Association (since 1996); Member of the
                                         Investment Committee of the Associated Jewish Charities of
                                         Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 45 portfolios in the
                                         OppenheimerFunds complex.

PETER I. WOLD,                           President of Wold Oil Properties, Inc. (oil and gas
Director (since 2005)                    exploration and production company) (since 1994); Vice
Age: 58                                  President, Secretary and Treasurer of Wold Trona Company, Inc.
                                         (soda ash processing and production) (since 1996); Vice
                                         President of Wold Talc Company, Inc. (talc mining) (since
                                         1999); Managing Member of Hole-in-the-Wall Ranch (cattle
                                         ranching) (since 1979); Director and Chairman of the Denver
                                         Branch of the Federal Reserve Bank of Kansas City (1993-1999);
                                         and Director of PacifiCorp. (electric utility) (1995-1999).
                                         Oversees 45 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                         General Partner of Odyssey Partners, L.P. (hedge fund) (since
Director (since 2005)                    September 1995); Director of Special Value Opportunities Fund,
Age: 63                                  LLC (registered investment company) (since September 2004);
                                         Member of Zurich Financial Investment Advisory Board
                                         (insurance) (since October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990);
                                         Trustee of the Institute for Advanced Study (non-profit
                                         educational institute) (since May 1992); Special Limited
                                         Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research
                                         Foundation of AIMR (2000- 2002) (investment research,
                                         non-profit); Governor, Jerome Levy Economics Institute of Bard
                                         College (August 1990-September 2001) (economics research);
                                         Director of Ray & Berendtson, Inc. (May 2000-April 2002)
                                         (executive search firm). Oversees 55 portfolios in the
                                         OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR                      THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                              LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                         MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL
                                         HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                         FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH
                                         OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS
                                         POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                          Chairman, Chief Executive Officer and Director (since June
Director and President and               2001) and President (since September 2000) of the Manager;
Principal Executive Officer              President and a director or trustee of other Oppenheimer funds;
(since 2001)                             President and Director of Oppenheimer Acquisition Corp. ("OAC")
Age: 57                                  (the Manager's parent holding company) and of Oppenheimer
                                         Partnership Holdings, Inc. (holding company subsidiary of the
                                         Manager) (since July 2001); Director of OppenheimerFunds
                                         Distributor, Inc. (subsidiary of the Manager) (since November
                                         2001); Chairman and Director of Shareholder Services, Inc. and
                                         of Shareholder Financial Services, Inc. (transfer agent
                                         subsidiaries of the Manager) (since July 2001); President and
                                         Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                         Manager: OFI


                           47 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                          Institutional Asset Management, Inc., Centennial Asset
Continued                                Management Corporation, Trinity Investment Management
                                         Corporation and Tremont Capital Management, Inc. (since
                                         November 2001), HarbourView Asset Management Corporation and
                                         OFI Private Investments, Inc. (since July 2001); President
                                         (since November 1, 2001) and Director (since July 2001) of
                                         Oppenheimer Real Asset Management, Inc.; Executive Vice
                                         President of Massachusetts Mutual Life Insurance Company (OAC's
                                         parent company) (since February 1997); Director of DLB
                                         Acquisition Corporation (holding company parent of Babson
                                         Capital Management LLC) (since June 1995); Member of the
                                         Investment Company Institute's Board of Governors (since
                                         October 3, 2003); Chief Operating Officer of the Manager
                                         (September 2000-June 2001); President and Trustee of MML Series
                                         Investment Fund and MassMutual Select Funds (open-end
                                         investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                                         President, Chief Executive Officer and Director of MML Bay
                                         State Life Insurance Company (September 1999-August 2000);
                                         Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                         (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                         1989-June 1998). Oversees 92 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS:
FUND                                     FOR MESSRS. LEAVY, GILLESPIE, ZACK AND MS. BLOOMBERG, TWO WORLD
                                         FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                         10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND
                                         MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924.
                                         EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                         RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                       Senior Vice President of the Manager (since September 2000);
Vice President and Portfolio             portfolio manager of Morgan Stanley Dean Witter Investment
Manager (since 2000)                     Management (1997-September 2000). An officer of 7 portfolios in
Age: 35                                  the OppenheimerFunds complex.

MARK S. VANDEHEY,                        Senior Vice President and Chief Compliance Officer of the
Vice President and Chief                 Manager (since March 2004); Vice President of OppenheimerFunds
Compliance Officer                       Distributor, Inc., Centennial Asset Management Corporation and
(since 2004)                             Shareholder Services, Inc. (since June 1983). Former Vice
Age: 56                                  President and Director of Internal Audit of the Manager (1997-
                                         February 2004). An officer of 92 portfolios in the
                                         OppenheimerFunds complex.

BRIAN W. WIXTED,                         Senior Vice President and Treasurer of the Manager (since March
Treasurer and Principal                  1999); Treasurer of the following: HarbourView Asset Management
Financial and Accounting                 Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 1999)                     Services, Inc., Oppenheimer Real Asset Management Corporation,
Age: 47                                  and Oppenheimer Partnership Holdings, Inc. (since March 1999),
                                         OFI Private Investments, Inc. (since March 2000),
                                         OppenheimerFunds International Ltd. (since May 2000),
                                         OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                         Management, Inc. (since November 2000), and OppenheimerFunds
                                         Legacy Program (charitable trust program established by the
                                         Manager) (since June 2003); Treasurer and Chief Financial
                                         Officer of OFI Trust Company (trust company subsidiary of the
                                         Manager) (since May 2000); Assistant Treasurer of the
                                         following: OAC (since March 1999), Centennial Asset Management
                                         Corporation (March 1999-October 2003) and OppenheimerFunds
                                         Legacy Program (April 2000-June 2003); Principal and Chief
                                         Operating Officer of Bankers Trust Company-Mutual Fund Services
                                         Division (March 1995-March 1999). An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                       Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer                      Manager/Financial Product Accounting of the Manager (November
(since 2004)                             1998-July 2002). An officer of 92 portfolios in the
Age: 36                                  OppenheimerFunds complex.


                           48 | OPPENHEIMER VALUE FUND

BRIAN C. SZILAGYI,                       Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer                      Director of Financial Reporting and Compliance of First Data
(since 2005)                             Corporation (April 2003-July 2004); Manager of Compliance of
Age: 36                                  Berger Financial Group LLC (May 2001-March 2003); Director of
                                         Mutual Fund Operations at American Data Services, Inc.
                                         (September 2000-May 2001). An officer of 92 portfolios in the
                                         OppenheimerFunds complex.

ROBERT G. ZACK,                          Executive Vice President (since January 2004) and General
Secretary (since 2001)                   Counsel (since March 2002) of the Manager; General Counsel and
Age: 58                                  Director of the Distributor (since December 2001); General
                                         Counsel of Centennial Asset Management Corporation (since
                                         December 2001); Senior Vice President and General Counsel of
                                         HarbourView Asset Management Corporation (since December 2001);
                                         Secretary and General Counsel of OAC (since November 2001);
                                         Assistant Secretary (since September 1997) and Director (since
                                         November 2001) of OppenheimerFunds International Ltd. and
                                         OppenheimerFunds plc; Vice President and Director of
                                         Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                         Director of Oppenheimer Real Asset Management, Inc. (since
                                         November 2001); Senior Vice President, General Counsel and
                                         Director of Shareholder Financial Services, Inc. and
                                         Shareholder Services, Inc. (since December 2001); Senior Vice
                                         President, General Counsel and Director of OFI Private
                                         Investments, Inc. and OFI Trust Company (since November 2001);
                                         Vice President of OppenheimerFunds Legacy Program (since June
                                         2003); Senior Vice President and General Counsel of OFI
                                         Institutional Asset Management, Inc. (since November 2001);
                                         Director of OppenheimerFunds (Asia) Limited (since December
                                         2003); Senior Vice President (May 1985- December 2003), Acting
                                         General Counsel (November 2001-February 2002) and Associate
                                         General Counsel (May 1981-October 2001) of the Manager;
                                         Assistant Secretary of the following: Shareholder Services,
                                         Inc. (May 1985-November 2001), Shareholder Financial Services,
                                         Inc. (November 1989-November 2001), and OppenheimerFunds
                                         International Ltd. (September 1997-November 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                        Vice President (since June 1998) and Senior Counsel and
Assistant Secretary                      Assistant Secretary (since October 2003) of the Manager; Vice
(since 2001)                             President (since 1999) and Assistant Secretary (since October
Age: 40                                  2003) of the Distributor; Assistant Secretary of Centennial
                                         Asset Management Corporation (since October 2003); Vice
                                         President and Assistant Secretary of Shareholder Services, Inc.
                                         (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                         Program and Shareholder Financial Services, Inc. (since
                                         December 2001); Assistant Counsel of the Manager (August
                                         1994-October 2003). An officer of 92 portfolios in the
                                         OppenheimerFunds complex.

LISA I. BLOOMBERG,                       Vice President and Associate Counsel of the Manager (since May
Assistant Secretary                      2004); First Vice President (April 2001-April 2004), Associate
(since 2004)                             General Counsel (December 2000-April 2004), Corporate Vice
Age: 38                                  President (May 1999-April 2001) and Assistant General Counsel
                                         (May 1999-December 2000) of UBS Financial Services Inc.
                                         (formerly, PaineWebber Incorporated). An officer of 92
                                         portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                    Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary                      (since September 2004); First Vice President (2001-September
(since 2004)                             2004); Director (2000- September 2004) and Vice President
Age: 42                                  (1998-2000) of Merrill Lynch Investment Management. An officer of 92 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND,S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                          49 | OPPENHEIMER VALUE FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2006 and $13,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $195,954 in fiscal 2006 and $156,805 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $6,536 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of form 5500

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $195,954 in fiscal 2006 and $163,341 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of October 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.


By:   /s/ John V. Murphy
      _______________________________
      John V. Murphy
      Principal Executive Officer
Date: December 12, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      _______________________________
      John V. Murphy
      Principal Executive Officer
Date: December 12, 2006

By:   /s/ Brian W. Wixted
      _______________________________
      Brian W. Wixted
      Principal Financial Officer
Date: December 12, 2006